PSFR-P4 12/25

PUTNAM TARGET DATE FUNDS

SUPPLEMENT DATED DECEMBER 22, 2025

PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED DECEMBER 1, 2025

OF EACH FUND LISTED IN SCHEDULE A

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY AND NAME

Franklin Advisers, Inc. (the “Investment Manager”), the investment manager of the Putnam Sustainable Retirement Funds (each, a “Fund,” and each Fund a series of Putnam Target Date Funds (the “Trust”)), has recommended, and the Trust’s Board of Trustees has approved, changes to each Fund’s name and principal investment strategies (collectively, the “Repositioning”). The investment goal of each Fund will remain unchanged following the Repositioning. The Investment Manager currently anticipates that the Repositioning will become effective on or around February 27, 2026 (the “Effective Date”).

On the Effective Date, each Fund’s name will change as follows:

Current Fund	Repositioned Fund
Putnam Sustainable Retirement 2070 Fund	Putnam Retirement Advantage Plus 2070 Fund
Putnam Sustainable Retirement 2065 Fund	Putnam Retirement Advantage Plus 2065 Fund
Putnam Sustainable Retirement 2060 Fund	Putnam Retirement Advantage Plus 2060 Fund
Putnam Sustainable Retirement 2055 Fund	Putnam Retirement Advantage Plus 2055 Fund
Putnam Sustainable Retirement 2050 Fund	Putnam Retirement Advantage Plus 2050 Fund
Putnam Sustainable Retirement 2045 Fund	Putnam Retirement Advantage Plus 2045 Fund
Putnam Sustainable Retirement 2040 Fund	Putnam Retirement Advantage Plus 2040 Fund
Putnam Sustainable Retirement 2035 Fund	Putnam Retirement Advantage Plus 2035 Fund

Current Fund	Repositioned Fund
Putnam Sustainable Retirement 2030 Fund	Putnam Retirement Advantage Plus 2030 Fund
Putnam Sustainable Retirement Maturity Fund	Putnam Retirement Advantage Plus Maturity Fund

In addition to the name change, on the Effective Date each Fund’s principal investment strategies will change, and it will pursue its investment objective by investing primarily in mutual funds and closed-end funds managed by the Investment Manager or its affiliates that invest primarily in equity, fixed income, and alternatives asset classes. In connection with the foregoing, on the Effective Date, each Fund will no longer be subject to the following non-fundamental investment policy currently in effect for each Fund, and the disclosure regarding this investment policy will be deleted in its entirety from the Fund’s prospectus:

Under normal circumstances, the fund will invest in underlying funds (which, for purposes of this policy, include money market mutual funds advised by the Investment Manager or its affiliates) such that, in the aggregate, it has indirect exposure to investments that meet each underlying fund’s respective sustainability or ESG criteria and that represent at least 80% of the value of its net assets.

Furthermore, in connection with the Repositioning and as more fully described below, the current total expense cap on each class of each Fund will increase by 0.10% on the Effective Date.

The following table displays each Fund’s expected initial approximate allocations to each asset class and underlying fund. The table does not reflect temporary investments in money market funds advised by the Investment Manager or its affiliates or in cash or cash equivalents.

Underlying Fund*	Year	2070	2065	2060	2055	2050
Putnam Dynamic Asset Allocation Equity Fund	2026	86.0%	85.0%	65.7%	43.4%	24.3%
	2027	86.0%	81.2%	60.8%	39.0%	20.6%
Putnam Dynamic Asset Allocation Growth Fund	2026	11.5%	12.5%	31.8%	53.4%	70.8%
	2027	11.5%	16.3%	36.7%	57.6%	74.1%
Putnam Dynamic Asset Allocation Balanced Fund	2026	0.0%	0.0%	0.0%	0.0%	0.0%
	2027	0.0%	0.0%	0.0%	0.0%	0.0%
Putnam Dynamic Asset Allocation Conservative Fund	2026	0.0%	0.0%	0.0%	0.0%	0.0%
	2027	0.0%	0.0%	0.0%	0.0%	0.0%
Putnam Multi-Asset Income Fund	2026	0.0%	0.0%	0.0%	0.0%	0.0%
	2027	0.0%	0.0%	0.0%	0.0%	0.0%
Putnam Short Term Investment Fund	2026	0.5%	0.5%	0.5%	0.5%	1.3%
	2027	0.5%	0.5%	0.5%	0.5%	1.6%
Clarion Partners Real Estate Income Fund Inc.	2026	1.0%	1.0%	1.0%	1.3%	1.8%
	2027	1.0%	1.0%	1.0%	1.4%	1.9%
Franklin BSP Lending Fund	2026	1.0%	1.0%	1.0%	1.3%	1.8%
	2027	1.0%	1.0%	1.0%	1.4%	1.9%
Equity**	2026	95.2%	95.0%	91.2%	86.1%	80.9%
	2027	95.2%	94.2%	90.1%	85.1%	79.9%
Fixed Income**	2026	2.8%	3.0%	6.9%	11.2%	15.5%
	2027	2.8%	3.8%	7.8%	12.0%	16.4%
Alternatives**	2026	2.0%	2.0%	2.0%	2.7%	3.5%
	2027	2.0%	2.0%	2.0%	2.9%	3.7%

Underlying Fund*	Year	2045	2040	2035	2030	Maturity Fund
Putnam Dynamic Asset Allocation Equity Fund	2026	7.0%	0.0%	0.0%	0.0%	0.0%
	2027	2.8%	0.0%	0.0%	0.0%	0.0%
Putnam Dynamic Asset Allocation Growth Fund	2026	84.9%	58.0%	6.1%	0.0%	0.0%
	2027	85.1%	47.8%	0.0%	0.0%	0.0%
Putnam Dynamic Asset Allocation Balanced Fund	2026	0.9%	32.3%	79.2%	23.5%	6.5%
	2027	4.5%	41.8%	76.0%	19.5%	6.5%
Putnam Dynamic Asset Allocation Conservative Fund	2026	0.0%	0.0%	0.3%	38.0%	0.0%
	2027	0.0%	0.0%	2.5%	32.8%	0.0%
Putnam Multi-Asset Income Fund	2026	0.0%	0.0%	1.7%	24.5%	79.5%
	2027	0.0%	0.0%	8.5%	33.7%	79.5%
Putnam Short Term Investment Fund	2026	2.8%	3.6%	4.8%	6.0%	6.0%
	2027	2.8%	3.8%	5.1%	6.0%	6.0%
Clarion Partners Real Estate Income Fund Inc.	2026	2.2%	3.1%	4.0%	4.0%	4.0%
	2027	2.4%	3.3%	4.0%	4.0%	4.0%
Franklin BSP Lending Fund	2026	2.2%	3.1%	4.0%	4.0%	4.0%
	2027	2.4%	3.3%	4.0%	4.0%	4.0%
Equity**	2026	75.5%	65.8%	52.9%	32.1%	25.4%
	2027	73.6%	63.3%	48.6%	30.6%	25.4%
Fixed Income**	2026	20.1%	28.1%	39.1%	59.9%	66.6%
	2027	21.7%	30.1%	43.4%	61.4%	66.6%
Alternatives**	2026	4.3%	6.1%	8.0%	8.0%	8.0%
	2027	4.7%	6.6%	8.0%	8.0%	8.0%

*

Due to rounding, allocations shown in the table above may not total 100%. In addition, because of rounding in the calculation of allocations among underlying funds and market fluctuations, actual allocations might be more or less than these percentages.

**

Equity, fixed income and alternatives allocations are hypothetical estimates based on an assumption that each Putnam Dynamic Asset Allocation Fund’s and Putnam Multi-Asset Income Fund’s allocation to equity and fixed income investments reflects its strategic allocations, an assumption that Putnam Dynamic Asset Allocation Equity Fund is equivalent to an equity investment, an assumption that Putnam Short Term Investment Fund is equivalent to a fixed income investment, and an assumption that each of Clarion Partners Real Estate Income Fund Inc. and Franklin BSP Lending Fund is equivalent to an alternatives investment. Actual allocations will vary.

Each Fund’s target allocations may differ from the allocations shown in the table above. The Investment Manager may change a Fund’s glide path, a Fund’s target allocations, and the underlying funds in which a Fund invests at any time, although the Investment Manager expects these changes to be infrequent and generally in response to longer-term structural changes (i.e., in the average retirement age or life expectancy) that lead the Fund’s portfolio managers to determine that a change is advisable. For each Fund other than Putnam Retirement Advantage Plus Maturity Fund (“Maturity Fund”), the Investment Manager will continue to adjust the asset class and underlying fund allocations at the end of each calendar quarter, based on the Fund’s glide path (provided below). Maturity Fund has fixed allocations to asset classes and underlying funds with no glide path and consequently, its allocations do not gradually change over time.

Information about the underlying funds’ investment strategies and risks is provided below. On the Effective Date, each Fund will be subject to the investment risks associated with its underlying funds. The relative significance of these risks will vary over time based on the Fund’s target allocations to the underlying funds and to equity, fixed income, and alternatives asset classes, which may change from time to time as discussed above.

Information about each underlying fund’s investment strategy

Putnam Dynamic Asset Allocation Equity Fund (“Equity Fund”)

Goal

Equity Fund seeks long-term growth.

Investments

Equity Fund invests primarily in common stocks of large and midsize companies located worldwide, including both growth and value stocks. In selecting investments for Equity Fund, Equity Fund’s investment manager may consider a variety of factors, including a company’s valuation, financial strength, growth potential, competitive position within its industry, projected future earnings, cash flows, and dividends. Equity Fund’s investment manager may also consider other factors that it believes could contribute to an increase in the company’s stock price.

Under normal circumstances, Equity Fund invests at least 80% of the value of its net assets in common stocks. This policy may be changed only after 60 days’ notice to shareholders.

Putnam Dynamic Asset Allocation Growth Fund (“Growth Fund”)

Putnam Dynamic Asset Allocation Balanced Fund (“Balanced Fund”)

Putnam Dynamic Asset Allocation Conservative Fund (“Conservative Fund”)

Putnam Multi-Asset Income Fund (“Multi-Asset Income Fund”)

Goal

Growth Fund seeks capital appreciation.

Balanced Fund seeks total return. Total return is composed of capital appreciation and income.

Conservative Fund seeks total return consistent with preservation of capital. Total return is composed of capital appreciation and income.

Multi-Asset Income Fund seeks total return consistent with conservation of capital. Within Multi-Asset Income Fund’s total return orientation, the fund seeks to provide current income, along with long-term capital appreciation.

Investments

Growth Fund invests primarily in equity securities, including both growth and value stocks, of U.S. and foreign companies of any size. Growth Fund also invests, to a lesser extent, in fixed income investments, which may include U.S. and foreign government obligations, corporate obligations, and securitized debt instruments such as mortgage-backed investments.

Balanced Fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size, as well as in fixed income investments, including U.S. and foreign government obligations, corporate obligations, and securitized debt instruments.

Conservative Fund invests primarily in fixed income investments, including U.S. and foreign government obligations, corporate obligations, and securitized debt instruments such as mortgage-backed investments. Conservative Fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size.

Multi-Asset Income Fund invests mainly in fixed income investments, including U.S. and foreign (including emerging market) government obligations, corporate obligations, and securitized debt instruments of any credit quality, such as mortgage-backed investments. Multi-Asset Income Fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign (including emerging market) companies of any size.

In evaluating equity investments, each fund’s investment manager may consider factors such as a company’s valuation, financial strength, growth potential, competitive position within its industry, projected future earnings, cash flows, and dividends. For fixed income investments, each fund’s investment manager may consider credit, interest rate, and prepayment risks, as well as general market conditions. Each fund’s investment manager may also select other investments that do not fall within these asset classes.

Putnam Short Term Investment Fund (“Short Term Investment Fund”)

Goal

Short Term Investment Fund seeks as high a rate of current income as the fund’s investment manager believes is consistent with preservation of capital and maintenance of liquidity.

Investments

Short Term Investment Fund invests in a diversified portfolio of fixed income securities comprised of short duration, investment-grade money market and other fixed income instruments.

Under normal circumstances, the effective duration of Short Term Investment Fund’s portfolio will generally not exceed one year, which helps limit the fund’s sensitivity to changes in interest rates. Short Term Investment Fund will maintain a dollar-weighted average portfolio maturity of three years or less.

In evaluating investments, Short Term Investment Fund’s investment manager may consider factors such as credit risk, interest rate risk, prepayment risk, and general market conditions when deciding whether to buy or sell securities.

Franklin BSP Lending Fund (“BSP Lending Fund”)

Goal

BSP Lending Fund’s investment objective is to generate risk-adjusted returns (i.e., returns made relative to the amount of risk taken) with consistent current income.

Investments

BSP Lending Fund seeks to generate risk-adjusted returns with consistent current income through private debt investment opportunities in middle market companies in the United States. BSP Lending Fund’s portfolio will consist of privately offered secured debt and unsecured debt across directly originated corporate loans and, to a lesser extent, broadly syndicated corporate loans, collateralized loan obligations and high yield corporate bonds. Under normal circumstances, debt investments will represent at least 80% of BSP Lending Fund’s net assets (plus the amount of any borrowings for investment purposes).

Clarion Partners Real Estate Income Fund Inc. (“Clarion Partners Real Estate Fund”)

Goal

Clarion Partners Real Estate Fund’s investment objective is to provide current income and long-term capital appreciation.

Investments

Clarion Partners Real Estate Fund intends under normal market conditions to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in a portfolio of private commercial real estate and publicly traded real estate securities.

Investments may consist of (i) privately owned commercial real estate, in the form of equity and debt, and (ii) publicly traded real estate debt and equity securities. It is expected that a majority of Clarion Partners Real Estate Fund’s underlying investments in real estate will be located in the United States, although the fund may also make investments internationally. Clarion Partners, LLC, Clarion Partners Real Estate Fund’s sub-adviser, will seek to select investments across property types, geographic regions and metropolitan areas in order to generate attractive current income with the potential for long term appreciation and favorable risk-adjusted returns.

Risks

The principal risks of investing in each Fund are summarized below. The relative significance of these risks will vary over time based on the Fund’s target allocations to the underlying funds and to equity, fixed income, and alternatives asset classes, which may change from time to time as discussed above. Unless otherwise noted, the risks summarized below include both direct and indirect risks, and references to the Fund include the risks of investing through one or more underlying funds. Additionally, unless otherwise noted, references to the Investment Manager include, as applicable, the investment manager or sub-advisers of any underlying fund through which the Fund gains exposure to a particular investment strategy or related risk. Not every risk described below applies to each underlying fund.

It is important to understand that you can lose money by investing in the Fund.

Losses may occur near, at or after the target date. There is no guarantee that the Fund will provide adequate income at and through an investor’s retirement.

Allocation risk: The Fund’s allocation of assets among asset classes and the underlying funds may hurt performance. An underlying fund may change its investment program or policies without the Fund’s approval, which could require the Fund to reduce or eliminate its allocation to the underlying fund at an unfavorable time.

Substantial shareholder risk: Certain accounts or affiliates of the Investment Manager, including other funds advised by the Investment Manager or third parties, may from time to time own (beneficially or of record) or control a substantial amount of the Fund’s or an underlying fund’s shares, including through seed capital arrangements. Such shareholders may at times be considered to control the Fund or the underlying fund. Dispositions of a large number of shares by these shareholders may adversely affect the Fund’s or the underlying fund’s liquidity and net assets. These redemptions may also force the Fund or the underlying fund to sell securities, which may increase the applicable fund’s brokerage costs.

Market risk: A Fund’s allocation of assets among asset classes may hurt performance. The value of investments in a Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the Fund’s portfolio holdings, may negatively impact the Fund’s performance, and may exacerbate other risks to which the Fund is subject.

Common stock risk: Common stock represents an ownership interest in a company. The value of a company’s stock may fall or fail to rise as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs.

Growth investing risk: Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing.

Value investing risk: Value stocks may fail to rebound, and the market may not favor value-style investing. Companies whose stocks the Investment Manager believes are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor.

Small and midsize companies risk: Stocks of small and midsize companies often trade in smaller volumes, and their prices may fluctuate more than stocks of larger companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

Fixed income investments risk: The risks associated with fixed income investments include interest rate risk, which is the risk that the value of a Fund’s investments is likely to fall if interest rates rise. Fixed income investments are also subject to credit risk, which is the risk that issuers of the Fund’s investments may default on payment of interest or principal. Fixed income investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Default risk is generally higher for non-qualified mortgages. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which can be more sensitive to changes in markets, credit conditions, and interest rates, and may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The Fund may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. The Fund’s investments in mortgage-backed securities, and in certain other securities and derivatives, may be or become illiquid.

Foreign investments risk: The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of economic sanctions or currency or other restrictions, or high levels of inflation), and may be or become illiquid.

Derivatives risk: Through investments in underlying funds, the Fund may have exposure to derivatives, such as futures, options, swap contracts, and certain foreign currency transactions and warrants, for both hedging and investment purposes. An underlying fund’s use of derivatives may increase the risks of investing in the underlying fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivative positions and the potential failure of the other party to the instrument to meet its obligations. The risk of a party failing to meet its obligations may increase if the underlying fund has significant exposure to that counterparty. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the underlying fund’s returns, obligations and exposures. Derivatives are also subject to other risks, including liquidity risk (e.g., liquidity demands arising from the requirement to make payments to a derivative counterparty), operational risk (e.g., settlement issues or system failures) and legal risk (e.g., insufficient legal documentation or contract enforceability issues).

Alternative strategies risk: In addition to risks associated with more traditional investments (e.g., market risk, credit risk, etc.), the Fund’s investments in underlying funds that pursue alternative strategies (such as private credit and private and public real estate strategies) are subject to additional risks, which may be significant, and may expose the underlying fund to potentially significant fluctuations in value. The underlying funds’ alternative strategies may not work as intended, resulting in potentially significant losses for the underlying fund. Furthermore, alternative strategies may employ leverage, involve short positions, and/or focus on narrow segments of the market, which may magnify the underlying fund’s overall risks and volatility. Alternative strategies also may expose the underlying fund to additional liquidity risk and to valuation risk (the risk that the sale price the underlying fund could receive for a portfolio security may differ from the underlying fund’s valuation of the security).

Private credit risk: Typically, private credit investments are not traded in public markets and are illiquid, such that the applicable underlying fund may not be able to dispose of its holdings for extended periods or at the price at which the underlying fund is valuing its investments. Additionally, private credit investments can range in credit quality depending on security-specific factors. The issuers of the underlying fund’s private credit investments will often be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies.

Real estate risk: Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Management and operational risk: There is no guarantee that the investment techniques, analyses, or judgments that the Investment Manager applies in making investment decisions for the Fund will produce the intended outcome or that the investments selected for the Fund will perform as well as other securities that were not selected for the Fund. If the quantitative models or data that are used in managing the Fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the Fund may realize losses. The Investment Manager, or the Fund’s other service providers, may experience disruptions or operating errors that could negatively impact the Fund.

The Fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Putnam Retirement Advantage Plus Funds’ Glide Path

Each Fund pursues its goal by allocating its assets among underlying funds. In selecting underlying funds, the Investment Manager expects to select among mutual funds and closed-end funds managed by the Investment Manager or affiliates of the Investment Manager and does not expect to consider unaffiliated funds as underlying funds. For each Fund other than Maturity Fund, target allocations among asset classes and underlying funds will increasingly emphasize capital preservation and income over time and will change gradually based on the number of remaining years until the Fund’s target date, as shown in the following predetermined “glide path” below. The Investment Manager will adjust these Funds’ allocations at the end of each calendar quarter based on the glide path. Over a five-year period, each of these Fund’s allocations will gradually change to resemble the allocations of the Fund with the next earliest target date. For Maturity Fund, target allocations among asset classes and underlying funds are generally not expected to change over time. The Investment Manager will rebalance Maturity Fund’s investments towards its target allocations on a quarterly basis. The Investment Manager may change the glide path, each Fund’s target allocations, and the underlying funds in which it invests at any time, although the Investment Manager expects these changes to be infrequent and generally in response to longer-term structural changes (i.e., in the average retirement age or life expectancy) that lead each Fund’s portfolio managers to determine that a change is advisable.

Asset class weightings are hypothetical estimates based on an assumption that each Putnam Dynamic Asset Allocation Fund’s and Multi-Asset Income Fund’s allocation to equity and fixed income investments reflects its strategic allocations, an assumption that Equity Fund is equivalent to an equity investment, an assumption that Short Term Investment Fund is equivalent to a fixed income investment, and an assumption that each of Clarion Partners Real Estate Fund and BSP Lending Fund is equivalent to an alternatives investment. The managers of the underlying funds may adjust those funds’ allocations among asset classes from time to time consistent with their investment goals, and, consequently, actual allocations will vary. Because of rounding in the calculation of allocations among underlying funds and of asset class weighting, actual allocations may be more or less than these percentages.

Additional Information Concerning the Repositioning:

In connection with the Repositioning, the Trust’s Board of Trustees also approved an amendment to the expense limitation agreement between the Investment Manager and the Trust that would increase the current total expense cap on each class of each Fund (exclusive of payments under the Fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, acquired fund fees and expenses

(which are separately waived), and extraordinary expenses) so that the total annual fund operating expenses for class A, C, R, R3, R4, R5, R6 and Y shares will not exceed 0.70%, 0.70%, 0.85%, 0.85%, 0.85%, 0.70%, 0.60% and 0.70%, respectively, of the Fund’s average net assets, effective as of the Effective Date.

In addition, at the Effective Date, Berkeley Belknap will step down as a member of each Fund’s portfolio management team and Jacqueline Kenney, Portfolio Manager of Franklin Advisers, Inc., will join each Fund’s portfolio management team.

Each Fund currently invests its assets in exchange-traded funds for which the Investment Manager or an affiliate serves as investment manager (the “Current Underlying Funds”). In order to effect the Repositioning, prior to the Effective Date, each Fund intends to redeem its entire investment in the Current Underlying Funds and invest those proceeds in the underlying funds referenced above. The redemption of the Funds’ investments in the Current Underlying Funds will result in transaction costs and, depending on market conditions at the time, could also result in the realization of capital gains that will be distributed to taxable Fund shareholders as taxable distributions. Shareholder approval of the Repositioning is not required.

The information provided above regarding the Funds, including, without limitation, the Funds’ investment strategies and risks following the Repositioning, the risks of investing in the underlying funds, and the Funds’ allocations to the underlying funds and asset classes, is subject to change.

This supplement is not an offer to sell the underlying funds’ securities and is not soliciting an offer to buy the underlying funds’ securities.

 Schedule A

 Putnam Sustainable Retirement 2030 Fund

 Putnam Sustainable Retirement 2035 Fund

 Putnam Sustainable Retirement 2040 Fund

 Putnam Sustainable Retirement 2045 Fund

 Putnam Sustainable Retirement 2050 Fund

 Putnam Sustainable Retirement 2055 Fund

 Putnam Sustainable Retirement 2060 Fund

 Putnam Sustainable Retirement 2065 Fund

 Putnam Sustainable Retirement 2070 Fund

 Putnam Sustainable Retirement Maturity Fund

Shareholders should retain this Supplement for future reference.